Exhibit 99.1

WhiteHorse Finance, Inc. Announces Fourth Quarter and Full Year 2017 Earnings Results

NEW YORK, NY, March 2, 2018 – WhiteHorse Finance, Inc. (“WhiteHorse Finance” or the “Company”) (NASDAQ: WHF) today announced its financial results for the quarter and year ended December 31, 2017.

Fourth Quarter 2017 Summary Highlights

•	New investments of $22.7 million and $111.0 million for the fourth quarter and year, respectively
•	Net investment income of $6.8 million, or $0.331 per share, for the fourth quarter
•	Annual net investment income of $26.2 million, or $1.35 per share
•	Period-ending NAV of $13.98 per share compared to $13.63 per share in 2016
•	Annual distribution of $1.42 per share

Stuart Aronson, WhiteHorse Finance’s Chief Executive Officer commented, “During the fourth quarter, we originated several first-lien, senior-secured loans that enhanced the quality of our already strong portfolio while preserving an attractive yield. These results illustrate the impact of our three-tiered sourcing architecture, which differentiates us in the lower-middle market by facilitating access to both the sponsor and non-sponsor markets and allowing us to maintain a disciplined approach to capital deployment. We are optimistic about our pipeline for the first quarter.”

Portfolio and Investment Activity

As of December 31, 2017, the fair value of WhiteHorse Finance’s investment portfolio was $440.7 million, compared with $411.7 million as of December 31, 2016. The portfolio at December 31, 2017 consisted of 43 positions across 32 companies with an average investment size of $10.2 million and a weighted average effective yield of 11.9%. The majority of the portfolio was comprised of senior secured loans, and these loans were substantially all variable-rate investments (primarily indexed to LIBOR), which should continue to position the portfolio well for a potential rising interest rate environment.

During the three months ended December 31, 2017, WhiteHorse Finance made investments in three new portfolio companies totaling $22.7 million. Gross proceeds from sales and repayments totaled $26.2 million for the quarter. In addition, WhiteHorse Finance refinanced its $13.8 million second lien loan to Multicultural Radio Broadcasting, Inc. into a new first lien loan, increasing its position by adding a net $5.8 million. The Company remained highly selective in deploying new investments.

For the year ended December 31, 2017, WhiteHorse Finance invested $111.0 million across ten new portfolio companies. Also, the Company invested $6.6 million in existing portfolio companies exclusive of refinancing. Gross proceeds from sales and repayments totaled $106.3 million for the year exclusive of refinancing activities.

Results of Operations

For the three months and year ended December 31, 2017, net investment income was approximately $6.8 million and $26.2 million, respectively, compared with approximately $6.6 million and $27.0 million for the same period in the prior year. The decrease in net investment income for the year-over-year period was primarily attributable to an increase in interest expense resulting from higher interest rates and higher borrowing balances on the Company’s line of credit facility as well as a lower average on the total principal amount of investments as compared to the prior year.

For the three months and year ended December 31, 2017, WhiteHorse Finance reported net realized and unrealized gains on investments of $1.7 million and $8.2 million, respectively. This compares with net realized and unrealized gains on investments of $2.5 million and $4.3 million for the three months and year ended December 31, 2016, respectively. The increase in net realized and unrealized gains on investments for the year-over-year period was primarily attributable to favorable fair value adjustments on an aggregate basis.

WhiteHorse Finance reported a net increase in net assets resulting from operations of approximately $8.5 million and $34.4 million for the three months and year ended December 31, 2017, respectively, which compares with a net increase of $9.1 million and $31.3 million for the three months and year ended December 31, 2016, respectively.

WhiteHorse Finance’s NAV was $287.0 million, or $13.98 per share, as of December 31, 2017, as compared with $285.5 million, or $13.92 per share, as of September 30, 2017. As of December 31, 2016, WhiteHorse Finance’s NAV was $249.4 million, or $13.63 per share.

Liquidity and Capital Resources

As of December 31, 2017, WhiteHorse Finance had cash and cash equivalents of $38.9 million, as compared with $41.9 million as of September 30, 2017, inclusive of restricted cash. As of December 31, 2017, the Company also had $45.0 million of undrawn capacity under its revolving credit facility.

Distributions

On December 6, 2017, the Company declared a distribution of $0.355 per share for the quarter ended December 31, 2017, consistent for the twenty-first consecutive quarter since the Company’s IPO. The distribution was paid on January 2, 2018 to shareholders of record as of December 18, 2017.

Distributions are paid from taxable earnings and may include return of capital and/or capital gains. The specific tax characteristics of the distributions will be reported to stockholders on Form 1099-DIV after the end of the calendar year and in the Company's periodic reports filed with the Securities and Exchange Commission.

Conference Call

WhiteHorse Finance will host a conference call to discuss its fourth quarter and fiscal year-end results at 10:00 am ET on Friday, March 2, 2018. To access the teleconference, please dial 706-758-9224 (domestic and international) approximately 10 minutes before the teleconference’s scheduled start time and reference ID #9589848. Investors may also access the call on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

If you are unable to access the live teleconference, a replay will be available beginning approximately two hours after the call’s completion through March 9, 2018. The teleconference replay can be accessed by dialing 404-537-3406 (domestic and international) and entering ID #9589848. A webcast replay will also be available on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

About WhiteHorse Finance, Inc.

WhiteHorse Finance is a business development company that originates and invests in loans to privately held, lower middle market companies across a broad range of industries. The Company's investment activities are managed by H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, LLC, (“H.I.G. Capital”). H.I.G. Capital is a leading global alternative asset manager with $24 billion of capital under management(1) across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.higcapital.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

(1) Based on total capital commitments managed by H.I.G. Capital and affiliates.

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WhiteHorse Finance, Inc.

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share data)

	December 31, 2017	December 31, 2016
Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$404,434	$385,216
Non-controlled affiliate company investments	36,246	26,498
Total investments, at fair value (amortized cost $448,522 and $427,689, respectively)	440,680	411,714
Cash and cash equivalents	35,219	17,036
Restricted cash and cash equivalents	3,717	11,858
Interest receivable	4,947	3,891
Receivables from investments sold	783	881
Prepaid expenses and other receivables	185	854
Total assets	$485,531	$446,234
Liabilities
Debt	$182,122	$182,338
Distributions payable	7,289	6,498
Management fees payable	7,848	5,476
Payables for investments purchased	—	995
Interest payable	527	480
Accounts payable and accrued expenses	701	1,058
Advances received from unfunded credit facilities	92	—
Total liabilities	198,579	196,845
Commitments and contingencies (See Note 7)
Net assets
Common stock, 20,531,948 and 18,303,890 shares issued and outstanding, par value $0.001 per share, respectively, and 100,000,000 shares authorized	20	18
Paid-in capital in excess of par	302,292	272,242
Accumulated overdistributed net investment income	(6,784)	(5,423)
Accumulated net realized losses on investments	(734)	(842)
Accumulated net unrealized depreciation on investments	(7,842)	(16,606)
Total net assets	286,952	249,389
Total liabilities and total net assets	$485,531	$446,234
Number of shares outstanding	20,531,948	18,303,890
Net asset value per share	$13.98	$13.63

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WhiteHorse Finance, Inc.

Consolidated Statements of Operations

(in thousands, except share and per share data)

	Years ended December 31,
	2017	2016	2015
Investment income
From non-controlled/non-affiliate company investments
Interest income	$49,233	$48,649	$42,380
Fee income	2,858	2,290	1,894
From non-controlled affiliate company investments
Dividend income	2,713	2,910	2,800
Total investment income	54,804	53,849	47,074
Expenses
Interest expense	9,811	8,188	9,970
Base management fees	9,508	8,990	8,560
Performance-based incentive fees	6,553	6,755	4,323
Administrative service fees	696	684	1,140
General and administrative expenses	2,024	2,221	2,326
Total expenses, before fees waived	28,592	26,838	26,319
Base management fees waived	—	—	—
Total expenses, net of fees waived	28,592	26,838	26,319
Net investment income	26,212	27,011	20,755
Realized and unrealized gains (losses) on investments
Net realized gains (losses)
Non-controlled/non-affiliate company investments	108	(478)	(379)
Net realized gains (losses)	108	(478)	(379)
Net change in unrealized appreciation (depreciation)
Non-controlled/non-affiliate company investments	(1,620)	5,767	(23,404)
Non-controlled affiliate company investments	9,748	(971)	200
Net change in unrealized appreciation (depreciation)	8,128	4,796	(23,204)
Net realized and unrealized gains (losses) on investments	8,236	4,318	(23,583)
Net increase (decrease) in net assets resulting from operations	$34,448	$31,329	$(2,828)
Per Common Share Data
Basic and diluted earnings (loss) per common share	$1.77	$1.72	$(0.18)
Dividends and distributions declared per common share	$1.42	$1.42	$1.42
Basic and diluted weighted average common shares outstanding	19,433,003	18,303,890	15,319,510

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WhiteHorse Finance, Inc.

Consolidated Schedule of Investments

December 31, 2017

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(7)	Fair Value As A Percentage of Net Assets
North America
Debt Investments
Advertising
Fluent, LLC (f/k/a Fluent Acquisition II, LLC)
First Lien Secured Term Loan	L+ 11.50% (0.50% Floor)	13.05% (1.00% PIK)	12/08/20	$25,650	$25,352	$25,651	8.94%
Outcome Health
First Lien Secured Term Loan	L+ 6.50% (1.00% Floor)	8.13%	12/22/21	14,853	13,667	12,372	4.31
				40,503	39,019	38,023	13.25
Application Software
Intermedia Holdings, Inc.
Second Lien Secured Term Loan	L+ 9.50% (1.00% Floor)	10.88%	02/03/25	18,000	17,680	17,892	6.24

Auto Parts & Equipment
Crowne Group, LLC
First Lien Secured Term Loan	L+ 9.25% (1.00% Floor)	10.73%	05/26/21	12,031	11,747	12,031	4.19
Broadcasting
Multicultural Radio Broadcasting, Inc.
First Lien Secured Term Loan	L+ 8.00% (1.00% Floor)	9.56%	12/28/22	20,000	19,601	19,600	6.83
Rural Media Group, Inc.
First Lien Secured Term Loan	P+ 5.75% (1.00% Floor)	10.25%	12/29/22	7,133	6,991	6,991	2.44
First Lien Secured Delayed Draw Loan	P+ 5.75% (1.00% Floor)	10.25%	12/29/22	—	—	—	—
				27,133	26,592	26,591	9.27
Data Processing & Outsourced Services
FPT Operating Company, LLC/
TLabs Operating Company, LLC
First Lien Secured Term Loan	L+ 8.25% (1.00% Floor)	9.61%	12/23/21	23,305	22,975	23,188	8.08
Department Stores
Mills Fleet Farm Group, LLC
Second Lien Secured Term Loan	L+ 9.75% (1.00% Floor)	11.32%	02/26/23	7,146	7,038	7,146	2.49
Diversified Support Services
Account Control Technology Holdings, Inc.
First Lien Secured Term Loan	L+ 8.50% (1.00% Floor)	9.88%	04/28/22	14,329	13,971	14,180	4.94
Sitel Worldwide Corporation
Second Lien Secured Term Loan	L+ 9.50% (1.00% Floor)	10.88%	09/18/22	8,670	8,553	8,651	3.01
				22,999	22,524	22,831	7.95
Environmental & Facilities Services
Montrose Environmental Group, Inc.
Second Lien Secured Term Loan	L+ 9.50% (1.00% Floor)	10.88%	09/30/20	8,500	8,345	8,423	2.94

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WhiteHorse Finance, Inc.

Consolidated Schedule of Investments - (continued)

December 31, 2017

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(7)	Fair Value As A Percentage of Net Assets
Food Retail
AG Kings Holdings, Inc.
First Lien Secured Term Loan	L+ 9.95% (1.00% Floor)	11.64%	08/10/21	$13,615	$13,190	$13,479	4.70%
Crews of California, Inc.
First Lien Secured Term Lo Loan	L+ 11.00% (1.00% Floor)	12.48% (1.00% PIK)	11/20/19	16,853	16,732	16,516	5.76
First Lien Secured Revolving Loan	L+ 11.00% (1.00% Floor)	12.48% (1.00% PIK)	11/20/19	5,119	5,070	5,017	1.75
First Lien Secured Delayed Draw Loan	L+ 11.00% (1.00% Floor)	12.48% (1.00% PIK)	11/20/19	4,884	4,840	4,786	1.67
				40,471	39,832	39,798	13.88
Health Care Facilities
Grupo HIMA San Pablo, Inc.
First Lien Secured Term Loan	L+ 9.00% (1.50% Floor)	10.50%	01/31/18	14,250	14,245	12,430	4.33
Second Lien Secured Term Loan	N/A	15.75% (2.00% PIK)	07/31/18	1,027	1,023	239	0.08
				15,277	15,268	12,669	4.41
Internet Retail
Clarus Commerce, LLC
First Lien Secured Term Loan	L+ 9.77% (1.00% Floor)	11.34%	03/17/21	6,000	5,923	6,000	2.09
Internet Software & Services
StackPath, LLC & Highwinds Capital, Inc.
Second Lien Secured Term Loan	L+ 9.50% (1.00% Floor)	10.88%	02/02/24	18,000	17,608	17,576	6.13
Investment Banking and Brokerage
JVMC Holdings Corp. (f/k/a RJO Holdings Corp)
First Lien First Out Secured Term Loan	L+ 8.02% (1.00% Floor)	9.59%	05/05/22	13,163	12,905	13,042	4.55
First Lien Last Out Secured Term Loan	L+ 12.00% (1.00% Floor)	13.57%	05/05/22	4,875	4,780	4,830	1.68
				18,038	17,685	17,872	6.23
IT Consulting & Other Services
AST-Applications Software Technology LLC
First Lien Secured Term Loan	L+ 9.00% (1.00% Floor)	10.57% (2.00% PIK)	01/10/23	4,150	4,067	3,901	1.36
Leisure Facilities
Planet Fit Indy 10 LLC
First Lien Initial Secured Term Loan	L+ 7.25% (1.00% Floor)	8.77%	03/07/22	132	131	131	0.05
First Lien Secured Incremental Term Loan	L+ 7.25% (1.00% Floor)	8.94%	03/07/22	1,935	1,916	1,916	0.67
First Lien Initial Secured Delayed Draw Term Loan	L+ 7.25% (1.00% Floor)	8.73%	03/07/22	2,658	2,632	2,632	0.92
				4,725	4,679	4,679	1.64
Office Services & Supplies
Katun Corporation
Second Lien Secured Term Loan	L+ 11.25% (1.00% Floor)	12.61%	01/25/21	4,422	4,402	4,466	1.56
Oil & Gas Exploration & Production
Caelus Energy Alaska O3, LLC
Second Lien Secured Term Loan	L+ 7.50% (1.25% Floor)	9.10%	04/15/20	13,000	12,929	10,837	3.78

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WhiteHorse Finance, Inc.

Consolidated Schedule of Investments - (continued)

December 31, 2017

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(7)	Fair Value As A Percentage of Net Assets
Other Diversified Financial Services
Sigue Corporation(4)
Second Lien Secured Term Loan	L+ 11.50% (1.00% Floor)	13.19%	12/27/18	$25,000	$24,901	$24,872	8.67%
The Pay-O-Matic Corp.
First Lien Secured Term Loan	L+ 11.00% (1.00% Floor)	12.38%	04/02/18	12,044	12,003	12,044	4.20
				37,044	36,904	36,916	12.87
Research & Consulting Services
Project Time & Cost, LLC
First Lien Secured Term Loan	L+ 12.00% (0.50% Floor)	13.53%	10/09/20	9,104	9,004	8,440	2.94
Security & Alarm Services
SecurAmerica, LLC
First Lien Secured Term Loan	L+ 9.50% (1.00% Floor)	10.92%	11/17/22	11,320	11,044	11,084	3.86
Specialized Consumer Services
Pre-Paid Legal Services, Inc.
Second Lien Secured Term Loan	L+ 9.00% (1.25% Floor)	10.57%	07/01/20	19,000	18,912	19,000	6.62
Specialized Finance
Golden Pear Funding III, LLC(5)
Second Lien Secured Term Loan	L+ 10.25% (1.00% Floor)	11.63%	06/25/20	25,000	24,855	24,760	8.63
Second Lien Secured Revolving Loan	L+ 10.25% (1.00% Floor)	11.63%	06/25/20	5,000	4,971	4,952	1.73
Oasis Legal Finance, LLC(5)
Second Lien Secured Term Loan	L+ 10.75% (1.00% Floor)	12.11%	03/09/22	20,000	19,696	20,000	6.97
				50,000	49,522	49,712	17.33
Trucking
Sunteck / TTS Holdings, LLC
Second Lien Secured Term Loan	L+ 9.00% (1.00% Floor)	10.59%	06/15/22	3,500	3,450	3,456	1.20
Total Debt Investments				413,668	407,149	402,531	140.31

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WhiteHorse Finance, Inc.

Consolidated Schedule of Investments - (continued)

December 31, 2017

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(7)	Fair Value As A Percentage of Net Assets
Equity Investments
Advertising
Cogint, Inc. (f/k/a IDI, Inc.)(4)	N/A	N/A	12/08/25	$187	$560	$821	0.29%

Food Retail
Crews of California, Inc. Warrants(4)	N/A	N/A	12/31/24	—	—	14	0.00
Nicholas & Associates, LLC Warrants(4)	N/A	N/A	12/31/24	3	—	296	0.10
Pinnacle Management Group, LLC Warrants(4)	N/A	N/A	12/31/24	3	—	296	0.10
RC3 Enterprises, LLC Warrants(4)	N/A	N/A	12/31/24	3	—	296	0.10
				9	—	902	0.30
Other Diversified Financial Services
Aretec Group, Inc.(4)(5)(6)	N/A	N/A	N/A	536	20,693	17,314	6.03
RCS Creditor Trust Class B Units(4)(6)	N/A	N/A	N/A	143	—	428	0.15
				679	20,693	17,742	6.18

Specialized Finance
NMFC Senior Loan Program I LLC Units(4)(5)(6)	N/A	N/A	06/13/20	20,000	20,120	18,504	6.45

Trucking
Fox Rent A Car, Inc. Warrants(4)	N/A	N/A	N/A	—	—	180	0.06

Total Equity Investments				20,875	41,373	38,149	13.28

Total Investments				$434,543	$448,522	$440,680	153.59%

(1)	Except as otherwise noted, all investments are non-controlled/non-affiliate investments as defined by the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), and provide collateral for the Company’s credit facility.
(2)	The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (‘‘LIBOR’’ or ‘‘L’’), which resets monthly, quarterly or semiannually, or the U.S. Prime Rate as published by the Wall Street Journal (“Prime” or “P”). The one, three and six-month LIBOR were 1.6%, 1.7% and 1.8%, respectively, as of December 31, 2017. The Prime was 4.5% as of December 31, 2017.
(3)	The interest rate is the ‘‘all-in-rate’’ including the current index and spread, the fixed rate, and the payment-in-kind (‘‘PIK’’) interest rate, as the case may be.
(4)	The investment or a portion of the investment does not provide collateral for the Company’s credit facility.
(5)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of total assets. Qualifying assets represented 82% of total assets as of the date of the consolidated schedule of investments.
(6)	Investment is a non-controlled/affiliate investment as defined by the 1940 Act.
(7)	Except as otherwise noted, the fair value of each investment was determined using significant unobservable inputs.

Contacts

WhiteHorse Finance, Inc.

Stuart Aronson, 212-506-0500

saronson@higwhitehorse.com

or

WhiteHorse Finance, Inc.

Edward J. Giordano, 305-379-2322

egiordano@higwhitehorse.com

or

Prosek Partners

Sean Silva, 646-493-9632

ssilva@prosek.com

Source: WhiteHorse Finance, Inc.

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